SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 14, 2007
Jeffersonville Bancorp

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 398, Jeffersonville, New York	12748

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (845) 482-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 14, 2007, the board of directors of Jeffersonville Bancorp (the “Company”) announced that its board of directors authorized the repurchase of up to 50,000 of its outstanding shares in the open market or in privately negotiated transactions from time to time. A press release relating to the repurchase plan is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit
No.	Description

99.1	Press release dated, March 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

JEFFERSONVILLE BANCORP
Date: March 15, 2007	/s/ Raymond Walter
Raymond Walter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated, March 14, 2007